Supplement

WEITZ FUNDS

(the “Trust”)

Nebraska Tax Free Income Fund

(the “Fund”)

Supplement dated February 18, 2026 to the Summary Prospectus, the Statutory Prospectus, and the Statement of Additional Information, each dated July 31, 2025

Notice of Liquidation and Termination of the Fund

The Board of Trustees of the Trust has recently approved a Plan of Liquidation and Termination relating to the Fund pursuant to which the Fund would cease operations and would be liquidated on or about March 27, 2026. The Board considered the recommendation of Weitz Investment Management, Inc. (“Weitz Inc.”), the investment adviser to the Fund, to liquidate the Fund based upon the Fund’s current small asset size and focused investment strategies. After careful consideration of the proposal of Weitz Inc. to liquidate the Fund, the Board concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund and cease its operations.

In order to facilitate an orderly liquidation, the Fund has suspended all purchases and exchanges into the Fund, other than purchases through dividend reinvestment. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of any of the other Weitz Funds offered by the Trust until the effective date of the liquidation.

It is currently anticipated that the Fund will liquidate and cease operations effective as of the close of business on March 27, 2026 (the “Liquidation Date”). Any shareholders of record holding shares of the Fund on that date will receive a check representing the total net asset value of their proceeds held in the Fund as a final liquidating distribution as of the Liquidation Date.

In connection with carrying out the liquidation, it is expected that in advance of the Liquidation Date the Fund will depart from its stated investment objective and strategies in order to increase its cash holdings in preparation for effectuating its liquidation. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date. Such distributions may not be fully exempt from U.S. federal and Nebraska state taxes.

For shareholders holding their shares in taxable accounts, the liquidation may result in a taxable event. Shareholders should consult their tax advisers regarding the tax treatment of their shares in the Fund resulting from the liquidation.

Investors should retain this supplement for future reference.